UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 16, 2017

                                    M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other	(Commission file number)	(I.R.S. employer
jurisdiction of		identification no.)
incorporation)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

                                              Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

On October 16, 2017, M.D.C. Holdings, Inc. (the “Company”) completed the issuance of an additional $150 million of its 6.000% Senior Notes due January 15, 2043 (the “Notes”), in accordance with terms previously announced. The offering was made pursuant to the Company’s registration statement on Form S-3ASR (Registration No. 333-212146), as supplemented by the prospectus supplement dated October 11, 2017. The Notes were issued pursuant to the Indenture dated as of December 3, 2002, among the Company, the guarantors named therein and U.S. Bank National Association, as Trustee, as supplemented by the supplemental indenture dated as of January 10, 2013 (the “Supplemental Indenture”).

ITEM 8.01.	OTHER EVENTS

In connection with the offering and sale of the Notes described under Item 2.03 above, Sherman & Howard L.L.C. and Miles & Stockbridge P.C., respectively, provided the Company with the legal opinions attached as Exhibit 5.1 and Exhibit 5.2 hereto.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits.

Exhibit Number	Description

4.1

Indenture dated as of December 3, 2002, by and among M.D.C. Holdings, Inc. and U.S. Bank National Association (incorporated by reference to Exhibit 4.2 of the Company’s Form S-3/A filed on September 1, 2004).

4.2

Supplemental Indenture dated as of January 10, 2013, among the Company, the guarantors named therein and U.S. Bank National Association, as Trustee (including form of debt security) (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on January 10, 2013).

5.1	Opinion of Sherman & Howard L.L.C.

5.2	Opinion of Miles & Stockbridge P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

________________

M.D.C. HOLDINGS, INC.

Dated: October 16, 2017	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

4.1

Indenture dated as of December 3, 2002, by and among M.D.C. Holdings, Inc. and U.S. Bank National Association (incorporated by reference to Exhibit 4.2 of the Company’s Form S-3/A filed on September 1, 2004).

4.2

Supplemental Indenture dated as of January 10, 2013, among the Company, the guarantors named therein and U.S. Bank National Association, as Trustee (including form of debt security) (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on January 10, 2013).

5.1	Opinion of Sherman & Howard L.L.C.

5.2	Opinion of Miles & Stockbridge P.C.

3